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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 21, 2001

               (Date of earliest event reported): November 9, 2001

                          NET2000 COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

               000-29515                                51-0384995
          (Commission File No.)               (IRS Employer Identification No.)



                               2180 Fox Mill Road
                                Herndon, VA 20171
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (800) 825-2000



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On November 9, 2001, Net2000 Communications, Inc. ("Net2000") sold its video teleconferencing services division to VSGi (Visual Systems Group, Inc.), a company formed by Venturehouse Group and the division's management, for $3,500,000 in cash pursuant to an Asset Purchase Agreement (the "Video Agreement").

         In a separate transaction on November 15, 2001, Net2000 agreed to sell substantially all of its remaining telecommunications services assets, including its customer base, to Cavalier East, an affiliate of Richmond, Virginia-based Cavalier Telephone ("Cavalier") pursuant to an Asset Purchase Agreement (the "Cavalier Agreement"). In order to effect this transaction, Net2000 also announced that it filed on November 16, 2001, a voluntary petition with the U.S. Bankruptcy Court in Delaware for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

         On November 16, 2001, Net2000 and its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. In re: Net2000 Communications, Inc., et al, Case Nos. 01-11324 through 01-11334 (Bankr. D. Del.) November 16, 2001.

         Also previously reported in Item 2, Net2000 agreed to sell substantially all of its assets to Cavalier pursuant to the Cavalier Agreement dated November 15, 2001. In the near future, the bankruptcy court is expected to authorize Net2000 to conduct an auction for the sale of all or substantially all of its assets pursuant to the form of the Cavalier Agreement.

         In addition, Net2000 has secured debtor-in-possession (DIP) financing with TD Securities, a division of Toronto-Dominion Bank and other banks in order to meet future needs and obligations associated with normal business operations, including payments to suppliers for all goods and services that are provided after the Chapter 11 filing. If these assets are sold in a competitive auction within the bankruptcy process, Cavalier's bid will be subject to higher and better offers. The winning bid also requires court approval.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

                  The pro forma financial information relating to the sale of the company's assets will be filed by amendment not later than 60 days after the date the initial report was due, as prescribed by Item 7(a)(4) of this form.

         (c)      EXHIBITS

         2.1 Asset Purchase Agreement by and among Visual Systems Group, Inc. and Net2000 Communications, Inc., Net2000 Communications Holdings, Inc., Net2000 Communications Group, Inc., Net2000 Investments, Inc., Net2000 Communications Operations, Inc., Net2000 Communications Capital Equipment, Inc., Net2000 Communications Services, Inc., Net2000 Communications Real Estate, Inc., Net2000 Communications of Virginia, LLC, FreBon International Corporation and Vision I.T., Inc. dated as of November 9, 2001.

         2.2 Asset Purchase Agreement by and among Cavalier East, L.L.C., Cavalier Telephone, LLC and Net2000 Communications, Inc., Net2000 Communications Holdings, Inc., Net2000 Communications Group, Inc., Net2000 Investments, Inc., Net2000 Communications Operations, Inc., Net2000 Communications Capital Equipment, Inc., Net2000 Communications Services, Inc., Net2000 Communications Real Estate, Inc., Net2000 Communications of Virginia, LLC, FreBon International Corporation and Vision I.T., Inc. dated as of November 9, 2001.

         99.1     Press Release dated November 16, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NET2000 COMMUNICATIONS, INC.



Date:  November 21, 2001                 By: /s/ Donald E. Clarke
                                             --------------------
                                                 Donald E. Clarke
                                                 Chief Financial Officer